UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 11, 2004 (October 6, 2004)

AXESSTEL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	001-32160	91-1982205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 FLANDERS DRIVE, SUITE 210, SAN DIEGO, CALIFORNIA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(858) 625-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 6, 2004, Axesstel, Inc., a Nevada corporation (the “Company”), issued a press release to provide preliminary guidance regarding its earnings for the quarter ended September 30, 2004 and to confirm previous guidance regarding its earnings for the fourth quarter of 2004. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Document
99.1	Press release of Axesstel, Inc., dated October 6, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXESSTEL, INC.

By:	/s/ Alireza Saifi
Alireza Saifi
Vice President, Finance

Date: October 11, 2004